Investing in America’s Growth

“Our ultimate desire is to provide capital to secure the financial foundations that will position middle market companies for greater success.” – Peter M. Budko Chief Executive Officer, BDCA Adviser, LLC  THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY PROSPECTUS. THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. AN INVESTMENT IN BUSINESS DEVELOPMENT CORPORATION OF AMERICA SHOULD BE MADE ONLY AFTER A CAREFUL REVIEW OF THE PROSPECTUS. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is unlawful. All information contained in this material is qualified in its entirety by the terms of the current prospectus. The achievement of any goals is not guaranteed. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. For more complete information about investing in Business Development Corporation of America including risks, charges and expenses, refer to our prospectus. Some of theSe riSk factorS associated with an investment in BDca include, without limitation: (1) This is a blind pool offering. We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock; (2) We are a thinly capitalized new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective. for additional risk factors, please see the back of this brochure.

Business Development Corporation of America is an SEC-registered non-traded fund that invests in both the debt and equity of private companies throughout the United States.



Business in America

The business landscape in the United States is extremely broad and diverse. There are over 6 million businesses in our country, or almost 1 business for every 50 Americans. The vast majority of these firms are, however, relatively small with less than $5 million in annual revenues.[1] (Exhibit A)

Exhibit A
American Business[1,2]



# of U.S. Businesses	Annual Revenue	Designation
5,700,000	Under $5m	Small Business
369,000	$5m – $1b	Middle Market
2,600	Over $1b	Large Corporate

The Middle Market

Companies in the United States with annual revenues between $5 million to $1 billion are commonly referred to as "Middle Market."[2] The middle market is a dynamic group of over 360,000 businesses that are generally privately owned with almost 90% having annual sales of between $5 million to $50 million (Exhibit B).[1] The middle market is a significant contributor to the U.S. economy accounting for roughly 40% of the U.S. GDP and employing over 40% of the entire American workforce.[1]

Exhibit B
American Middle Market Companies[1,2]
By general consensus, the middle market comprises businesses with revenue between $5 million and $1 billion.



# of Companies
200,000
150,000
100,000
50,000
0
174,000
156,000
21,000
18,000
$5 - 10m
$10 - 50m
$50 - 100m
$100 - 1b
Annual Revenues

Business Development Corporation of America ("BDCA") is a fund that was formed to allow individual investors the opportunity to invest in the debt and equity securities of privately owned middle market companies.

How Does a BDC Work?

Recognizing the important contribution that small and middle market businesses make to the American economy, Congress passed the Small Business Investment Act in 1980 to allow for an increased flow of capital to privately owned U.S. companies. The result was the formation of Business Development Companies or BDCs. BDCs are investment vehicles that allow investors to pool capital in a tax advantaged manner in order to invest in the debt and equity of privately held American businesses (Exhibit C). BDCs are exempt from all entity level taxation as long as certain regulatory and IRS guidelines are met. This exemption allows earnings and capital gains to be passed through to the individual investor.*

Exhibit C
BDC Mechanics



INVESTORS
BDCA
BUSINESS DEVELOPMENT COMPANY
PRIVATELY HELD U.S. COMPANIES

* *We intend to qualify as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, but may fail to do so. Additionally, this is not intended to be tax advice. For more information on tax treatment, please refer to the current prospectus. Tax treatment may vary from investor to investor. You should consult your tax professional.*

Sources (for this page):
1 U.S. Census Bureau, 2007 Economic Census *(next report in 2012)*.
2 Richard M. Trottier, *Middle Market Strategies: How Private Companies Use the Market to Create Value* (Hoboken, N.J.: John Wiley & Sons, 2009).

Business Development Corporation of America

Investing in America's Growth



Middle Market Lending

Middle market loans ("MML's") differ from the more well known large corporate loans ("LCL's") in a number of ways. Large corporate loans tend to be broadly syndicated among a large group of bank lenders because of their larger size. These loans range in size from $200 million to billions of dollars, and are reserved for the largest public company borrowers.

Middle market loans by contrast often have only one lender who has a close relationship with the borrower. The lender will often times have an equity ownership stake in the company through warrants and direct investments.



Middle Market Valuations

Companies are often valued by placing a multiple on that company's earnings before interest, taxes, depreciation and amortization or "EBITDA." For example, if a company produces EBITDA of $1 million and the corporate valuation is 3 times EBITDA, that company would be worth $3 million.

Middle market companies are typically appraised, and sell, for much lower multiples of EBITDA than larger public companies who often trade at 10x EBITDA or greater. Even within the middle market, larger companies receive higher multiple valuations than do smaller businesses. (Exhibit D)

Exhibit D

Middle Market Company Valuations (2)

Company Size	*Annual EBITDA*	*Trading Multiple*	*Company Value*
Small Middle Market	$500,000 – $15m	3x EBITDA	$1.5m – $45m
Mid Middle Market	$15m – $50m	3-5x EBITDA	$45m – $250m
Upper Middle Market	$50m +	6-10x EBITDA	$300m +

BDCA can benefit from these lower valuations in two ways: *(i)* As a lender, a loan based upon a percentage of company value can be repaid more quickly at a more conservative (lower multiple) valuation (Exhibit E), and *(ii)* As an equity owner, a lower multiple valuation allows for higher dividend payouts from available cash flow in addition to greater appreciation potential.

Exhibit E

Loan Illustration

	EBITDA	Valuation	Company Valuation (CV)	Loan at 50% CV	Interest Rate	Payback Period*
Loan 1	$15 million	4x EBITDA	$60 million	$30 million	12%	3.7 years
Loan 2	$500 million	8x EBITDA	$4 billion	$2 billion	8%	12.8 years

** Utilizing 50% of EBITDA for interest and principal amortization.*

greater cash _ow coverage for these investments.(1) (Exhibit G) (a) There is no guarantee that market conditions will continue to exist or be pro_table. (b) If we borrow funds to make investments, the volatility and risk of our investments will increase because the potential for gain and loss on amounts invested will be magni_ed. Exhibit G Low Leveraged Loans (1) Loan issuer total debt as a multiple of EBITDA (12-month averages) Sources (for the last page and this page): 1 S&P Leveraged Commentary & Data (“S&P LCD”); Credit Pro. 2 Richard T. Slee and Richard M. Trottier, “Capital Market Segmentation Matters,” Business Appraisal Practices (Summer 2006). 3 U.S. Census Bureau, 2007 Economic Census (next report in 2012). 4 S&P/LSTA Leveraged Loan Index BDCA Investment Strategy BDCA seeks to allow investors the opportunity to participate in the debt and equity securities of a diversi_ed portfolio of established middle market private companies in the United States. Our target investment will be loans that are potentially secured by company assets (Exhibit F). In order to provide additional capital appreciation opportunities, we will also seek opportunities to invest in the equity of our portfolio companies either through warrants or direct investment. Exhibit F Capital Structure Diagram Current Market Creates Opportunities (a),(b) The current environment creates opportunities for BDCA to make what we believe are attractively priced investments that seek to provide current income as well as the potential for capital appreciation. } Fewer Lenders: Many banks have reduced or eliminated lending to small and middle market companies.(1) } Large Borrower Pool: Middle market companies, a vast universe of over 360,000 businesses, represent a signi_cant portion of the U.S. economy.(3) } Discounted Loans for Sale: Reduced loan values in the secondary market have created opportunities to purchase existing loans at discounts to par value.(4) } Low Valuations: Current low company valuations and low debt multiples provide greater security and more value resulting from 5.5x 5.0x 4.5x 4.0x 3.5x 3.0x 4.0x 2000 3.7x 2001 3.8x 2002 3.9x 2003 4.2x 2004 4.3x 2005 4.4x 2006 4.9x 2007 3.8x 2008 4.0x 2009 3.9x 2010 Typical Collateral Higher Priority of Claim on Assets and Cash Flows of the Company Lower Common Equity Preferred Equity Senior Secured Debt Second Lien Secured Debt Mezzanine Debt = Target of Investments Accounts Receivable Inventory Plant + Property + Equipment “Our ultimate desire is to provide capital to secure the _nancial foundations that will position middle market companies for greater success.” – Peter M. Budko, Chief Executive O_cer, BDCA Adviser, LLC

Business Development Corporation of America

Investing in America's Growth





BDCA Adviser, LLC

BDCA will be managed by BDCA Adviser, LLC, a registered investment advisor under the Investment Advisers Act of 1940. The investment professionals of BDCA Adviser, LLC bring together a wide range of experience in alternative investments, credit analysis, private equity, mergers and acquisitions and portfolio management. This background provides the knowledge and resources to access investment opportunities for BDCA.

Strategic Service Provider

Main Street Capital Corporation (NYSE: MAIN) is a publicly-traded Business Development Company, whose senior management team collectively average 25 years of experience consulting for, and investing in, the corporate finance industry. Main Street Capital Partners, LLC, a wholly-owned subsidiary of Main Street, will serve as BDCA's strategic service provider. Main Street Capital Partners, LLC, will furnish strategic services to BDCA Adviser, LLC, including offering advice and guidance with respect to certain "back-office" and compliance functions, but will not provide investment advice.


MAIN ST
MAIN
NYSE

Chairman and CEO Vince Foster, of Main Street Capital Corporation rings The Opening Bell℠ (NYSE: December 9, 2010).

Investment Features

- Offering Size: $1.5 Billion
- Initial Price Per Share: $10.00 per share [1]
- Minimum Initial Investment: $1,000 (100 shares)
- Distribution Schedule: Monthly [2]
- Suitability Standards: Gross annual income of $70,000 and net worth of $70,000 or a net worth of at least $250,000. *(Suitability requirements may differ in certain states, including: AL, AZ, CA, ID, IA, KS, KY, MA, ME, MI, NC, NE, NJ, ND, OH, OK, OR, TN and TX — For additional information, please consult the current prospectus.)*
- Distribution Reinvestment Plan: Yes
- Share Repurchase Plan: Subject to a one year holding period with certain exceptions, shareholders can participate at: (a) 92.5% of public offering price for shares continuously held for at least one year, and (b) 95.0% of public offering price for shares continuously held for at least two years. *Shares repurchased: (1) will be limited to the number of shares we can repurchase with proceeds from the distribution reinvestment plan in that quarter, and (2) will not exceed 10% of the weighted average shares outstanding in the prior year.* Please read the prospectus for a more complete detail of the terms, conditions and limitations of the Share Repurchase Plan.

1 *If net asset value increases above $10.00 per share, we will increase the public offering price as necessary to ensure that shares are not sold at a price which, after deduction of selling commissions and dealer manager fees, is below our NAV per share. The price which the investor pays for our shares may not reflect the current net asset value of the Company at the time of his or her subscription. Investors may pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.*

2 *Distributions are not guaranteed. We may not be able to pay or maintain distributions and they are subject to change at any time. Until we generate operating cash flows sufficient to pay distributions, we may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources. Payment of fees to our adviser as well as the payment of operating expenses will reduce cash available for distributions.*

Potential Investor Benefits (a),(b) } Seeks to Provide Current Yield on Debt Investments } Potential Capital Appreciation on Warrant and Equity Ownership } Low Correlation to Other Asset Classes } Intends to Make Loans that are Potentially Secured by Company Assets and Stock (a) There is no assurance that these investor benefits will be achieved. (b) If we borrow funds to make investments, the volatility and risk of our investments will increase because the potential for gain and loss on amounts invested will be magnified. Seasoned Management } Externally Managed by BDCA Adviser, LLC } Middle Market Focus (Companies with Revenues from $5 Million to $1 Billion) } Investment Experience in Corporate Finance, Private Equity and M&A Structure } SEC-Registered Business Development Company (“BDC”) } Treated as a Registered Investment Company (“RIC”) under the Internal Revenue Service Code } Must Distribute 90% of Income and Capital Gains } 1099 Reporting Investment Objectives* } Intends to Pay Monthly Distributions 1 } Seeks to Generate Capital Appreciation } Create a Liquidity Event Following Offering’s Termination 2 * There is no guarantee that these investment objectives will be achieved. For More InForMatIon Investor Inquiries } For more information on Business Development Corporation of America, please call your financial professional. RIA and/or Broker Dealer Inquiries } For more information, please contact Realty Capital Securities, LLC Three Copley Place, Suite 3300, Boston, MA 02116 | 877-373-2522 1 Distributions are not guaranteed. We may not be able to pay or maintain distributions and they are subject to change at any time. Until we generate operating cash flows sufficient to pay distributions, we may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources. Payment of fees to our adviser as well as the payment of operating expenses will reduce cash available for distributions. 2 If out Board does not decide to pursue a liquidity event, or if we fail to receive stockholder approval for a liquidity event, the Company could operate indefinitely.

Realty Capital Securities, LLC (Member FINRA/SIPC), is the dealer manager for Business Development Corporation of America, an affiliate. The prospectus contains this and other information about the Company. The offering may be made only by means of a prospectus, copies of which may be obtained from Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116, 877-373-2522. riSk factorS continued: (3) Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. We do not expect these conditions to improve in the near future, and these conditions may make it more difficult for us to achieve our investment objective; (4) The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may be paid from the net proceeds of our offering, from our borrowings, or from other sources, and may represent a return of capital to you; (5) A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments; (6) Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse; (7) Our investment adviser, BDCA Adviser, LLC (the “Adviser”) and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests; (8) The potential for our Adviser to earn incentive fees under the investment advisory and management services agreement may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees; (9) We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser; (10) We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment; (11) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares; (12) Our investments, especially until we raise significant capital from this offering, may be concentrated in over-the-counter debt securities of a limited number of issuers which will likely carry lower yields than those we will seek in future customized financings, which could result in a lower distribution than we have estimated and magnify the effect of any losses suffered by a few of these investments; (13) We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments; (14) As a result of the annual distribution requirement to qualify as a Registered Investment Company under the Internal Revenue Code, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all; (15) We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance; (16) We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets; (17) The purchase price for our shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price; (18) This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make; (19) One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline; (20) The management of multiple REITs by our executive officers of our Adviser may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer; (21) We will compete for investors with other programs of our sponsor.